                                                                    Exhibit 31.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                           PURSUANT TO RULE 13A-14(A)

I, Michael Warren, certify that:

1. I have reviewed  this  Amendment No. 1 to Annual Report on Form 10-KSB of BNS
Holding, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact  necessary to make the statements made, in light of the  circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

3.  Based  on my  knowledge,  the  financial  statements,  and  other  financial information included in this report, fairly present in all material respects the financial  condition,  results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. The small business issuer's other certifying officer(s) and I are responsible for establishing and maintaining  disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the small business issuer and have:

      a)  Designed  such  disclosure  controls  and  procedures  or caused  such disclosure  controls and  procedures  to be designed  under our  supervision  to ensure that  material  information  relating to the  registrant,  including  its consolidated subsidiaries,  is made known to us by others within those entities, particularly during the period in which this report is being prepared;

      b) Evaluated the effectiveness of the small business  issuer's  disclosure controls and procedures and presented in this report our  conclusions  about the effectiveness  of the  disclosure  controls and  procedures as of the end of the period covered by this report based on such evaluation; and

      c)  Disclosed  in this  report any change in the small  business  issuer's internal control over financial  reporting that occurred during the registrant's most recent fiscal quarter (the  registrant's  fourth fiscal quarter in the case of an annual  report) that has  materially  affected or is reasonably  likely to materially  affect the registrant's  internal control over financial  reporting;
and

5. The registrant's other certifying  officer(s) and I have disclosed,  based on our most recent evaluation of internal control over financial reporting,  to the registrant's  auditors  and the audit  committee  of the  registrant's  board of directors (or persons performing the equivalent functions):

      a) All significant  deficiencies and material  weaknesses in the design or operation of internal  control over  financial  reporting  which are  reasonably likely  to  adversely  affect  the  registrant's  ability  to  record,  process, summarize and report financial information; and

      b) Any fraud,  whether or not material,  that involves management or other employees who have a significant role in the registrant's  internal control over financial reporting.

      Date: February 28, 2007

                                     /s/ Michael Warren
                                     -------------------------------------------
                                     Michael Warren
                                     Chief Executive Officer and Chief Financial
                                     Officer